UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 13, 2005
                        (Date of Earliest Event Reported)

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             Florida                                     000-49810                          65-1129207
 (State or other jurisdiction of                  (Commission File Number)               (I.R.S. Employer
  incorporation or organization)                                                       Identification No.)

                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective as of July 13, 2005, Centurion Gold Holdings, Inc. (the "Company") entered into a securities purchase agreement (the "Agreement") with certain investors set forth in the Agreement, whereby the Company authorized the sale of a minimum of $500,000 and a maximum of $3,000,000 of: (i) 7% secured convertible promissory notes of the Company, convertible into shares of common stock of the Company at a conversion price of $0.30 per share; and (ii) common stock purchase warrants to purchase such number of shares of the Company's common stock based upon a 35% warrant coverage (defined as the product of 35% and the quotient of the dollar amount of promissory notes purchased divided by the warrant exercise price of $0.30).

         The Agreement also requires that an officer or director of the Company purchase at least $350,000 in convertible promissory notes. If management or a member of the board of directors fail to purchase the foregoing amount, the conversion price for the promissory notes will be adjusted to $0.18 per share, the interest rate on the promissory notes will be increased to 10% per annum, and the number of shares underlying the warrants will thereafter be based on a 45% warrant coverage.

         On July 13, 2005, the Company sold an aggregate of $405,000 principal amount convertible notes. In connection with the sale of the notes, the Company issued 675,000 warrants to purchase common stock at $0.30 per share.

                           FORWARD -LOOKING STATEMENTS

         This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number       Description

(a) None
(b) None
(c) Exhibit 99.1     Form of Securities Purchase Agreement (without schedules)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          CENTURION GOLD HOLDINGS, INC.

                                          /s/ Andrew Dale Paul
                                          --------------------------------
                                          Andrew Dale Paul
                                          Chairman and Chief Executive Officer

July 25, 2005